                                                                   Exhibit 10.74

                              TERMINATION AGREEMENT

                    -----------------------------------------


         This Termination Agreement (the "Agreement") is entered into this 8th day of November, 2002, among Plug Power Inc. ("PP"), H Power Corp. ("HPC"), H Power Enterprises of Canada, Inc. ("HPEC" and, together with HPC, "HP") and Energy Co-Opportunity, Inc. ("ECO") and ECO Fuel Cells, LLC ("EFC", and, together with ECO, "ECO/EFC"). PP, HPC, HPEC, ECO and EFC are referred to herein collectively as the "Parties" and each individually as a "Party"; and "Party" and "Parties" includes each Party's subsidiaries and affiliates. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement (as defined below).

         WHEREAS: PP and HPC intend to enter into an Agreement and Plan of Merger providing for the merger of a wholly-owned subsidiary of PP with and into HPC, such that HPC will be the surviving corporation and a wholly-owned subsidiary of PP (the "Merger Agreement"); and

         WHEREAS: The Merger Agreement would affect, inter alia, certain existing agreements among ECO/EFC and HP as further described herein in
Section 2;

         NOW THEREFORE: In consideration of the promises herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1. Effectiveness. This Agreement is binding and effective upon the date of this Agreement, except for Sections 2, 3(d) and 5(c) of this Agreement, which will become binding and effective only upon payment of the Closing Payment. Upon termination of the Merger Agreement for any reason prior to the Closing, this Agreement shall automatically terminate and will be of no further force or effect.

         2. Prior Agreements Terminated. Upon payment of the Closing Payment, all prior agreements (the "Prior Agreements"), written or oral, between ECO/EFC on the one hand and HP on the other hand, will terminate, including, without limitation:

              (a) That certain Second Amended and Restated Fuel Cell Product Operating Agreement dated April 10, 2002, as amended, by and among HP and EFC (the "Operating Agreement");

              (b) That certain Memorandum of Agreement dated April 10, 2002, as amended, by and between HP and ECO/EFC;

              (c) That certain Sales and Marketing Services Agreement dated April 10, 2002, as amended, between HP and ECO/EFC; and

              (d) That certain Test Reporting, Engineering Services and Field Services Agreement dated April 10, 2002, as amended, between HP and ECO/EFC.


-------------

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted materials have been filed separately with the Securities and Exchange Commission.

     All of the Prior Agreements and all rights, obligations, terms and conditions thereof shall terminate upon payment of the Closing Payment. From and after payment of the Closing Payment, none of the Parties (or their respective subsidiaries or affiliates) shall have any liability or obligation of any kind pursuant to the Prior Agreements.

         3.   Payments to ECO/EFC; Fuel Cell Products.
              ----------------------------------------

              (a) Prior to the Closing, HP shall continue to make the payments to be made to ECO/EFC pursuant to the Prior Agreements, which payments are detailed on Attachment A. In the event that any payment is not received by ECO/EFC within thirty (30) days of the due date, interest shall accrue on any late payment at the rate of 1.5 percent (1.5%) per month until paid. Upon the date specified by PP and HP as the date of the Closing of the Merger, which shall be no later than the second business day after satisfaction or, if permissible, waiver of all of the conditions set forth in Article VIII of the Merger Agreement (the "Closing Date"), PP or HP will pay to ECO/EFC an amount equal to (a) Four Million Eight Hundred Seventy-Three Thousand Three Hundred Thirty-Three and no/100 Dollars ($4,873,333) less (b) all amounts paid by HP to ECO/EFC between the date of this Agreement and the Closing Date (the "Closing Payment").

              (b) Any and all Fuel Cell Products (as such term is defined in the Operating Agreement) required to be delivered by HP pursuant to the Operating Agreement that have not been delivered in whole or in part as of the date of this Agreement will not be delivered and no Party will have any rights or obligations with respect to such cancelled Fuel Cell Products.

              (c) HP hereby agrees to honor its continuing obligations pursuant to the following agreements: Yellowstone installation, in conjunction with Fall River R.E.C., Inc., Maryland installation in conjunction with Southern Maryland E.C., and the California installation in conjunction with Delta-Montrose, E.A., constituting a total of four fuel cell units.

              (d) After payment of the Closing Payment, subject to the terms of PP's distribution arrangements with GE Fuel Cell Systems, LLC and DTE Energy Technologies, the terms of the sub-distributorship arrangements of GEFCS and DTE and the terms and conditions of sale required by GEFCS, DTE and such sub-distributors, PP will use commercially reasonable efforts to help to obtain access to GEFCS and DTE to offer PP products and related services to rural electric cooperatives, including ECO's members.

         4.   Representations and Warranties.
              ------------------------------

              (a) Authority. Each Party represents and warrants to the others that it has all requisite power and authority: (i) to execute, deliver and perform this Agreement and all agreements, documents and instruments executed and delivered by each in connection with it; (ii) that it has no conflicting arrangements or agreements with any other party; and (iii) to carry on its business as presently conducted.

              (b) Liabilities. Each Party represents to each other Party that there is no outstanding or, to the best of such Party's knowledge, threatened judgment, litigation or proceeding of any type involving or affecting the transactions described in this Agreement.

         5.   Other Provisions.
              ----------------

              (a) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

              (b) Assignment. This Agreement shall benefit and bind the successors and assigns of the Parties. None of the Parties hereto may assign any of its rights, interests or obligations hereunder without the prior written consent of the other Parties hereto. However, the Parties acknowledge and agree that ECO/EFC may assign at any time, all of its rights to receive payments under
Section 3(a) of this Agreement to the National Rural Utilities Cooperative Finance Corporation ("CFC") and that upon the occurrence of an event of default under the Agreement by ECO/EFC, CFC shall have the right, but not the obligation, to exercise and perform all of the rights and obligations of ECO/EFC under the Agreement. Notwithstanding any assignment of rights or assumption of obligations under this Agreement, the release by each Releasing Party of each Released Party will survive such assignment of rights or such assumption of obligations.

              (c) Mutual Releases. Each Party, for and on behalf of itself and each of its respective current and former predecessors, successors-in-interest, affiliates, subsidiaries, agents, representatives, principals, managers, members, shareholders, assigns, co-venturers, partners, officers, directors, employees and attorneys, and each of them (collectively, the "Releasing Parties"), hereby fully and forever releases, acquits, and discharges each other Party and its respective current and former predecessors, successors-in-interest, affiliates, subsidiaries, agents, representatives, principals, managers, members, shareholders, assigns, co-venturers, partners, officers, directors, employees and attorneys, and each of them (collectively, "Released Parties"), of and from any and all liabilities, claims (including any and all claims for attorneys fees), obligations, debts, damages, costs, expenses, demands, actions and causes of action, of any and every kind and nature whatsoever, whether liquidated or unliquidated, fixed or contingent, accrued, inchoate, known or unknown (including, without limitation, any claim or demand before any court, administrative body, public agency, or any other body) (collectively, "Claims"), which such Releasing Party ever had, now has or could have from the beginning of the world to the Closing Date, regardless of when such Claim ripens, including but not limited to any liability or Claim which such Releasing Party may now or hereafter have under the Prior Agreements; provided, however, that this Release shall exclude any claims arising as a result of a breach of the covenants, agreements, representations and warranties set forth in this Agreement. Each Releasing Party represents to each Released Party that (i) such Releasing Party has not assigned any Claim against any Released Party and (ii) the Releasing Party fully intends to release, and by executing this Agreement it is releasing, all Claims (other than those Claims specifically reserved above). None of the Releasing Parties will institute any litigation, lawsuit, claim or action against any Released Party which arises from, or is alleged to arise from, or relates to, or is based on, or is in any way connected with, in whole or in part, the relationship between HP, CFC and ECO/EFC. The Releasing Parties agree that this release includes unknown Claims, whether suspected or unsuspected. It is the intention of the Releasing Parties that the release will deprive them of each such unknown Claim, and prevent them from asserting such Claim against any Released Party. In furtherance of this intention, each Releasing Party hereby expressly waives and relinquishes to the fullest extent permitted by law any and all rights and benefits conferred upon it by any state, federal or other statutory provision or equitable doctrine which provides that a general release does not extend to unknown claims existing in the releaser's favor at the time of execution of the release which may have affected in any way the settlement with the releasee. The Parties hereby acknowledge that the shares of HP common stock owned by ECO are subject to a continued security interest held by CFC.

              (d) Arbitration. The Parties agree that any and all material breaches, controversies, or claims arising out of or relating to this Agreement, or any alleged material breach hereof, shall be resolved by binding arbitration as prescribed herein. In that event, the Parties shall mutually agree upon one or more arbitrator(s), not to exceed three, who will conduct the arbitration under the then current commercial arbitration rules of the American Arbitration Association ("AAA"), unless otherwise provided herein. The arbitrator(s) will be selected in accordance with AAA procedures from a list of qualified arbitrators maintained by AAA. The arbitration will be conducted in Washington, D.C. and all expedited procedures prescribed under AAA rules will apply. Unless the Parties otherwise agree, the proceedings will be completed within forty-five (45) days of the Parties' receipt of notice of arbitration. Each Party will bear its own costs and attorney's fees and disbursements; and shall share equally the costs of the arbitrators.

              (e) Notices. All notices or other documents that are required by this Agreement shall be in writing, and shall be personally served upon the Parties entitled thereto or mailed, postage prepaid, by certified or registered mail, or sent via established and reliable courier or overnight service (e.g., FedEx), or by facsimile or other electronic or telecommunications transmission in written form (with telecommunications confirmation of receipt in a clearly legible copy) to the recipient's business, addressed to such person at the address specified in this Agreement, or at such address as is later specified by written notice by and to the Parties. Any notice or other communication by this method shall be deemed given at the time of sending or certification, except for a notice changing a Party's address, which shall be deemed given at the time of receipt.

              (f) Governing Law. This Agreement, including any arbitration, shall be governed, construed, and interpreted in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law).

              (g) Termination. This Agreement may be terminated by written consent of all of the Parties. In addition, ECO/EFC may terminate this Agreement, at its option, if the Merger does not occur on or prior to June 30, 2003.

              (h) Waiver. Any waiver by either Party of a breach of this Agreement shall not operate as a waiver of any other provision. The failure of a Party to insist upon strict adherence to any term of this Agreement shall not be considered a waiver or deprive that Party of the right thereafter to insist on strict adherence to that term or any other term of the Agreement. Any waiver must be in writing.

              (i) Severability. Nothing contained in this Agreement shall be construed to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement and any law, such law shall prevail; provided however, that in the event of any such conflict, the provisions of this Agreement shall be curtailed and limited only to the extent necessary to permit compliance with the minimum legal requirement, and no other provisions shall be affected thereby and all other provisions shall continue in full force and effect.

              (j) Party's Relationship. No Party by this Agreement makes any other Party its legal representative or agent; and no joint venture or other relationship is created by the Agreement.

              (k) Integration of Agreement's Provisions. All schedules and any other attachments to this Agreement are incorporated as part of this Agreement. This Agreement supercedes all previous and contemporaneous understandings, commitments and representations, whether oral or written, including the Prior Agreements, concerning the subject matter hereof. Each Party acknowledges that the other Parties have not made any representations other than those provided in this Agreement.

              (l) Modification. This Agreement may be modified only by a written instrument signed by the Parties.


              (m) No Rights in Third Parties. Nothing contained in this Agreement shall be construed as giving rise to any rights to any person or entity not a Party, Released Party or Releasing Party under any legal theory.

IN WITNESS WHEREOF, the undersigned HPC, HPEC PP, ECO and EFC have caused this Agreement to be executed as of the date first set forth above by their respective duly authorized officers.

H POWER CORP.                             PLUG POWER INC.

/s/ H. Frank Gibbard                      /s/ Roger B. Saillant
---------------------------               ----------------------------------

Name:  H. Frank Gibbard                   Name:  Roger B. Saillant
       --------------------                      ---------------------------

Title: CEO                                Title: President & CEO
       --------------------                      ---------------------------

Date:  November 10, 2002                  Date:  November 10, 2002
       --------------------                      ---------------------------

ENERGY CO-OPPORTUNITY INC.                ECO FUEL CELLS, LLC

/s/ William C. Cetti                      /s/ William C. Cetti
---------------------------               ----------------------------------

Name:  William C. Cetti                   Name:  William C. Cetti
       --------------------                      ---------------------------

Title: President & CEO                    Title: President & CEO
       --------------------                      ---------------------------

Date:  11/8/2002                          Date:  11/8/2002
       --------------------                      ---------------------------


H POWER ENTERPRISES OF CANADA, INC.

/s/ H. Frank Gibbard
---------------------------

Name:  H. Frank Gibbard
       --------------------

Title: President
       --------------------

Date:  November 11, 2002
       --------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    H POWER CORP./PP
                                                   PAYMENTS TO ECO/EFC
                                                 AS OF OCTOBER 31, 2002

------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
                                                            2002          2002        2002        2002        2003*        2003*
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
COMMITMENTS:                                                 Q1            Q2          Q3          Q4          Q1            Q2
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
Sales & Marketing Services                                    *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
Trade show                                                    *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
Field Services                                                *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
Test Program Evaluation                                       *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
Sustainable fuel cell community                               *            *           *           *            *            *
======================================================= ============== =========== =========== =========== ============ ============
                                     TOTAL COMMITMENTS        *            *           *           *            *            *
======================================================= ============== =========== =========== =========== ============ ============
                                     H POWER PAYMENTS:
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
                                              8-May-02        *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
                                              8-May-02        *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
                                              8-May-02        *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
                                             27-Jun-02        *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
                                             27-Jun-02        *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
                                             22-Aug-02        *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
                                             22-Aug-02        *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
                                             22-Aug-02        *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
                                             29-Aug-02        *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
                                             18-Sep-02        *            *           *           *            *            *
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
                                             30-Oct-02        *            *           *           *            *            *
======================================================= ============== =========== =========== =========== ============ ============
                                        TOTAL PAYMENTS        *            *           *           *            *            *
======================================================= ============== =========== =========== =========== ============ ============
                                   REMAINING LIABILITY        *            *           *           *            *            *
======================================================= ============== =========== =========== =========== ============ ============
Scheduled to be Paid in 2002 (net of amounts already
paid)                                                     1,158,333
======================================================= ============== =========== =========== =========== ============ ============
                              SUBTOTAL:  2002 PAYMENTS    1,158,333
======================================================= ============== =========== =========== =========== ============ ============
Scheduled to be Paid in 2003                              1,600,000
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
Obligations for fuel cell testing and other agreements    1,115,000
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
Contract termination payment                              1,000,000
======================================================= ============== =========== =========== =========== ============ ============
                     TOTAL 2003 PAYABLE UPON CLOSING*:    3,715,000
======================================================= ============== =========== =========== =========== ============ ============
                                   GRAND TOTAL PAYABLE    4,873,333
------------------------------------------------------- -------------- ----------- ----------- ----------- ------------ ------------
* The scheduled payments for 2003 shall be made upon the earlier of (a) Closing or (b) upon the date as scheduled above.
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------   ----------- ------------ -------------
                                                            2003*        2003*        TOTAL
-------------------------------------------------------   ----------- ------------ -------------
COMMITMENTS:                                                  Q3           Q4
-------------------------------------------------------   ----------- ------------ -------------
Sales & Marketing Services                                    *            *            *
-------------------------------------------------------   ----------- ------------ -------------
Trade show                                                    *            *            *
-------------------------------------------------------   ----------- ------------ -------------
Field Services                                                *            *            *
-------------------------------------------------------   ----------- ------------ -------------
Test Program Evaluation                                       *            *            *
-------------------------------------------------------   ----------- ------------ -------------
Sustainable fuel cell community                               *            *            *
=======================================================   =========== ============ =============
                                     TOTAL COMMITMENTS        *            *        $4,400,000
=======================================================   =========== ============ =============
                                     H POWER PAYMENTS:
-------------------------------------------------------   ----------- ------------ -------------
                                              8-May-02        *            *            *
-------------------------------------------------------   ----------- ------------ -------------
                                              8-May-02        *            *            *
-------------------------------------------------------   ----------- ------------ -------------
                                              8-May-02        *            *            *
-------------------------------------------------------   ----------- ------------ -------------
                                             27-Jun-02        *            *            *
-------------------------------------------------------   ----------- ------------ -------------
                                             27-Jun-02        *            *            *
-------------------------------------------------------   ----------- ------------ -------------
                                             22-Aug-02        *            *            *
-------------------------------------------------------   ----------- ------------ -------------
                                             22-Aug-02        *            *            *
-------------------------------------------------------   ----------- ------------ -------------
                                             22-Aug-02        *            *            *
-------------------------------------------------------   ----------- ------------ -------------
                                             29-Aug-02        *            *            *
-------------------------------------------------------   ----------- ------------ -------------
                                             18-Sep-02        *            *            *
-------------------------------------------------------   ----------- ------------ -------------
                                             30-Oct-02        *            *            *
=======================================================   =========== ============ =============
                                        TOTAL PAYMENTS        *            *        $1,641,667
=======================================================   =========== ============ =============
                                   REMAINING LIABILITY        *            *        $2,758,333
=======================================================   =========== ============ =============
Scheduled to be Paid in 2002 (net of amounts already
paid)
=======================================================   =========== ============ =============
                              SUBTOTAL:  2002 PAYMENTS
=======================================================   =========== ============ =============
Scheduled to be Paid in 2003
-------------------------------------------------------   ----------- ------------ -------------
Obligations for fuel cell testing and other agreements
-------------------------------------------------------   ----------- ------------ -------------
Contract termination payment
=======================================================   =========== ============ =============
                     TOTAL 2003 PAYABLE UPON CLOSING*:
=======================================================   =========== ============ =============
                                   GRAND TOTAL PAYABLE
-------------------------------------------------------   ----------- ------------ -------------

-------------------------------------------------------   ----------- ------------ -------------


-------
* Confidential